LITMAN GREGORY FUNDS TRUST

PartnerSelect Equity Fund

PartnerSelect International Fund

PartnerSelect Alternative Strategies Fund

PartnerSelect High Income Alternatives Fund

PartnerSelect SBH Focused Small Value Fund

PartnerSelect Oldfield International Value Fund

iM Dolan McEniry Corporate Bond Fund

iM DBi Managed Futures Strategy ETF

iM DBI Hedge Strategy ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 1, 2021 to the currently effective

Summary Prospectuses, Prospectuses (collectively, the “Prospectuses”) and Statements of Additional Information (collectively, the “SAIs”) for the Funds

The following information should be read in conjunction with the Prospectuses and SAIs listed above for each Fund.

Litman Gregory Fund Advisors, LLC, the Funds’ investment advisor, has changed its name to iM Global Partner Fund Management, LLC. Effective immediately, all references to Litman Gregory Fund Advisors, LLC shall be deleted from the Funds’ Prospectuses and SAIs and replaced with iM Global Partner Fund Management, LLC.

The remainder of the Prospectuses and SAIs remains unchanged.

Please keep this Supplement with your Prospectuses and SAIs.

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